Exhibit 10.1

JOINDER AGREEMENT AND THIRD AMENDMENT TO LOAN DOCUMENTS

This JOINDER AGREEMENT AND THIRD AMENDMENT TO LOAN DOCUMENTS (this “Agreement”), dated as of April 13, 2023 (the “Effective Date”), is entered into among SST VI 11203 N US HWY 301, LLC and SST VI 10030 EW PAPPY RD, LLC, each a Delaware limited liability company (“New Borrowers”), SST VI 4836 SE POWELL BLVD, LLC, SST VI 401 BELLEVUE RD, LLC, SST VI 1723 WOODBOURNE RD, LLC, SST VI 12220 E RIGGS RD, LLC, SST VI 16600 SE 18TH ST, LLC, SST VI 6424 14TH ST W, LLC, SST VI 2200 CORAL HILLS RD, LLC, SST VI 4715 E BASELINE RD, LLC, SST VI 4730 E BASELINE RD, LLC, and SST VI 11658 W BELL RD, LLC, each a Delaware limited liability company (collectively, “Existing Borrowers”, and together with New Borrowers, “Borrowers”), STRATEGIC STORAGE TRUST VI, INC., a Maryland corporation (“SST VI”), STRATEGIC STORAGE OPERATING PARTNERSHIP VI, L.P., a Delaware limited partnership (“OP VI”, SST VI and OP VI are collectively, “Guarantors”), THE HUNTINGTON NATIONAL BANK (in its individual capacity, “Huntington”, and in its capacity as lead arranger and administrative agent acting for itself and the Banks, “Administrative Agent”), and FLAGSTAR BANK, N.A., a national banking association (“Flagstar”).

RECITALS

A.
Existing Borrowers obtained a loan from Huntington and Flagstar (the “Loan”) pursuant to the terms of a Syndicated Term Loan Agreement dated November 30, 2021, as amended by a Joinder Agreement and First Amendment dated December 30, 2021 and a Joinder Agreement and Second Amendment dated May 17, 2022 (collectively, the “Loan Agreement”).
B.
The Loan is evidenced by (i) a Term Loan Promissory Note in the principal amount of $25,000,000.00 dated November 30, 2021 and payable to Huntington, (ii) a Term Loan Promissory Note in the principal amount of $25,000,000.00 dated December 30, 2021 and payable to Huntington, as assigned to Flagstar by that certain Allonge dated February 28, 2022, (iii) a Term Loan Promissory Note in the principal amount of $35,000,000.00 dated May 17, 2022 and payable to Huntington, and (iv) a Term Loan Promissory Note in the principal amount of $15,000,000.00 dated May 17, 2022 and payable to Flagstar (collectively, the “Existing Notes”).
C.
The Loan is secured by certain deeds of trusts and mortgages from Existing Borrowers, each encumbering the respective Parcel legally described therein (collectively, the “Security Instruments”).
D.
Certain of Existing Borrowers’ obligations under the Loan Documents are guaranteed by Guarantor pursuant to a Guaranty of Payment and Recourse Carve-Outs dated November 30, 2021 (the “Guaranty”).
E.
Existing Borrowers and Guarantors are also parties to Environmental Indemnity Agreements with respect to each Parcel (the “Environmental Indemnities”).
F.
The Loan Agreement, the Existing Notes, the Security Instruments, the Guaranty, the Environmental Indemnities, and all other documents evidencing, securing, or otherwise governing the Loan, as they may have been amended or modified, are referred to herein collectively as the “Loan Documents.”

G.
Prior to the Effective Date, the Principal Balance of the Loan equals $95,091,350.80, and $4,908,649.20 of the Loan remains available for disbursement.
H.
As of the Effective Date, Huntington and Flagstar are the sole Banks under the Loan Agreement.
I.
Existing Borrowers and Guarantors have requested that the Banks increase the maximum principal amount of the Loan to $107,574,000.00.
J.
Concurrently with such increase, Existing Borrowers have requested a New Parcel Advance to be secured by certain real property located in central Florida as contemplated by Section 5.3 of the Loan Agreement.
K.
To accommodate such requests, Existing Borrowers, New Borrowers, Guarantors, Administrative Agent, and the Banks desire to modify the Loan on the terms and conditions set forth in this Agreement.

AGREEMENTS

In consideration of the mutual promises, covenants, and conditions set forth herein, the parties hereto hereby agree as follows:

1.
Terminology. The terms used in this Agreement shall have the same meanings as in the Loan Agreement, unless a different meaning is assigned herein or is required by the context hereof.
2.
Amendments to Loan Documents. Upon satisfaction of all of the Conditions of Effectiveness (defined below), the following amendments to the Loan Documents shall take effect:
2.1
Revised Defined Terms. The following definitions contained in Section 1.2 of the Loan Agreement, and all references to such terms in the other Loan Documents, are hereby deleted in their entirety and replaced with the following:

“Applied Debt Service” means, unless otherwise provided in this Agreement, the payments of principal and interest that would be due and payable on the Principal Balance during a specified period, assuming required monthly principal and interest payments that would be necessary to fully amortize the Loan over a twenty-five (25) year period at an interest rate per annum equal to the higher of (i) the Interest Rate, (ii) the Ten-Year Treasury Rate, plus two hundred and fifty basis points (2.50%), or (iii) six and one-quarter percent (6.25%) per annum.

“Commitment Amount” means Loan Proceeds in the amount of $107,574,000.00.

“First Extended Maturity Date” means November 30, 2026.

“Initial Maturity Date” means November 30, 2025.

“Note” means, collectively, (i) that certain Amended and Restated Term Loan Promissory Note in the principal amount of $67,574,000.00 dated April 13, 2023 and payable to Huntington, and (ii) that certain Amended and Restated Term Loan Promissory Note in the principal amount of $40,000,000.00 dated April 13, 2023 and payable to Flagstar.

“Second Extended Maturity Date” means November 30, 2027.

2.2
New Defined Term. The following definition is hereby added to Section 1.2 of the Loan Agreement:

“Seventh DSCR Requirement” has the meaning provided in Schedule 8.13 of this Agreement.

2.3
Maximum Principal Amount. Any and all references in the Loan Documents to the maximum principal amount of the Loan are hereby amended to mean $107,574,000.00.
2.4
Payments of Principal and Interest.
(a)
In Section 3.3(a) of the Loan Agreement, “November 1, 2024” is hereby replaced with “November 1, 2025”.
(b)
In Section 3.3(b) of the Loan Agreement, “December 1, 2024” is hereby replaced with “December 1, 2025”.
(c)
In Section 3.3(c) of the Loan Agreement, “December 1, 2025” is hereby replaced with “December 1, 2026”.
2.5
Extension DSCR Requirements.
(a)
In Section 2.14(a)(iii) of the Loan Agreement, “Fourth DSCR Requirement” is hereby replaced with “Fifth DSCR Requirement”.
(b)
In Section 2.14(b)(iii) of the Loan Agreement, “Fifth DSCR Requirement” is hereby replaced with “Seventh DSCR Requirement”.
2.6
Parcels and Allocated Principal Balance. Schedule 1.2 of the Loan Agreement is hereby deleted in its entirety and replaced with Replacement Schedule 1.2 attached to this Agreement.
2.7
Banks and Pro Rata Shares. Schedule 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with Replacement Schedule 2.1 attached to this Agreement.
2.8
Property Financial Covenants. Schedule 8.13 of the Loan Agreement is hereby deleted in its entirety and replaced with Replacement Schedule 8.13 attached to this Agreement.

3.
Joinder. New Borrowers hereby acknowledge, agree, and confirm that, by their execution of this Agreement, New Borrowers will each be deemed to be a “Borrower” under the Loan Agreement and shall have all of the obligations of a Borrower thereunder as if they had executed the Loan Agreement. New Borrowers hereby assume, ratify, confirm, and agree to be bound by all of the terms, provisions and conditions contained in the Loan Agreement, as amended hereby, including without limitation (a) all of the representations and warranties set forth in Section 6 of the Loan Agreement, and (b) all of the covenants set forth in Sections 6, 7, 8, 9 and 12 of the Loan Agreement. Without limiting the generality of the foregoing terms of this Section, New Borrowers hereby promise to pay and perform, jointly and severally with Existing Borrowers, to Administrative Agent, the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), New Borrowers, will, jointly and severally together with Existing Borrowers, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.
4.
New Parcel Advance. Upon satisfaction of all of the Conditions of Effectiveness (defined below), Huntington will disburse a New Parcel Advance to Borrower in the amount of $12,482,649.20. Upon Huntington disbursement of such New Parcel Advance, the Principal Balance will equal $107,574,000.00, the Commitment Amount shall be fully disbursed, there shall be no remaining Loan Proceeds available for disbursement, and Borrower shall not have the right to re-borrow any other portion of the Principal Balance repaid by Borrower.
5.
Conditions of Effectiveness.
5.1
Notwithstanding its execution by all parties, the foregoing amendments and joinder shall become effective only upon satisfaction of all of the following “Conditions of Effectiveness”:
(a)
No Defaults. Borrowers are in full compliance with all of its covenants and agreements under the Loan Documents, and there is no Default or Event of Default under the Loan Documents.
(b)
Resolutions. Borrowers and Guarantors shall have delivered to Administrative Agent resolutions certified by an appropriate representative authorizing the execution and delivery of this Agreement and any and all documents necessary to effectuate this Agreement or otherwise required by Administrative Agent.
(c)
Beneficial Ownership. New Borrowers shall each have delivered to Administrative Agent a Certificate of Beneficial Ownership.
(d)
Execution and Recording of Documents. Borrowers and Guarantors, as applicable, have executed any and all documents necessary to effectuate this Agreement or otherwise reasonably required by Administrative Agent, including, without limitation, the documents described on Exhibit A attached hereto, which documents shall be considered part of the Loan Documents.
(e)
Interest Reserve. Borrower shall deposit its own funds into the Interest Reserve so that the balance of the Interest Reserve equals $6,500,000.00.
(f)
Interest Rate Swap. Borrower shall have entered into one or more Swap Agreements acceptable to Administrative Agent.
5.2
The Conditions of Effectiveness are intended solely for Administrative Agent’s benefit and may, at Administrative Agent’s election and in its sole discretion be enforced, fully or partially waived, or transformed into covenants of Borrowers or Guarantor to be performed following effectiveness of the foregoing amendments upon Administrative Agent’s subsequent written notice and demand.
5.3
Notwithstanding the foregoing, Administrative Agent’s execution and delivery of this Agreement shall constitute Administrative Agent’s acknowledgement that all the Conditions of Effectiveness have been satisfied or waived by Administrative Agent.
6.
Lien Priority. The Property shall remain and continue in all respects subject to the Security Instruments and nothing in this Agreement or done pursuant to this Agreement or the Amendment to Security Instruments shall affect or be construed to affect Administrative Agent’s first-lien priority with respect to the Property.
7.
Representations and Warranties. Borrowers and Guarantor hereby acknowledge, represent, warrant, and agree as follows:
7.1
The Recitals set forth above are true and accurate.
7.2
There is no Default or Event of Default under the Loan Documents.
7.3
All necessary steps have been taken to perfect Administrative Agent’s interest in the Property as security for the Loan, and the Security Instruments are, and shall continue to be, a first and paramount lien against the Property securing Borrowers’ obligations under the Loan Documents, as amended hereby and by any related documents executed by Borrowers in connection herewith. There are no liens, charges, or encumbrances against the Property that are now or may hereafter become prior to the Security Instruments.
7.4
All information provided in Borrowers’ most recent beneficial ownership certification is true, complete, and correct in all material respects as of the date thereof.
7.5
All documents and other information requested by Administrative Agent from Borrowers and Guarantor as a condition to entering into this Agreement are, to the providing party’s actual knowledge, true, complete, and accurate in all material respects.
7.6
Guarantors understand that the Principal Balance referred to in Section 5 of the Guaranty could be higher as a result of the increase of the Commitment Amount as described in this Agreement.

7.7
Borrowers and Guarantors acknowledge that Administrative Agent is relying on the warranties, representations, releases, and agreements of such parties in this Agreement, and would not enter into this Agreement without such warranties, representations, releases, and agreements.
8.
Release. Borrowers and Guarantors agree that Administrative Agent have not breached any of their obligations under the Loan Documents, and Borrowers and Guarantors have no claims against Administrative Agent, any Bank, or their respective predecessors, successors, assigns, or participants, or any of their officers, directors, agents, employees, and other affiliates (collectively, the “Released Parties”) for fraud, misrepresentation, lender misconduct, lender liability, breach of alleged fiduciary duty, or other tort or wrongdoing. Borrowers and Guarantors hereby release and forever discharge the Released Parties of and from any and all claims, causes of action, rights of offset, and rights to damages that Borrowers or Guarantors have or may have, or may be entitled to assert, against the Released Parties for any reason whatsoever by reason of any actions, events, or occurrences prior to the date of this Agreement, except for Borrowers’ rights to enforce Administrative Agent’s and Bank’s further obligations under the Loan Documents, as amended hereby. The provisions, waivers, and releases set forth in this section are binding upon Borrowers and Guarantors and their respective agents, employees, representatives, officers, directors, partners, members, joint venturers, affiliates, assigns, heirs, successors-in-interest and shareholders. Neither Borrowers nor Guarantors have any claims, defenses, counterclaims, or rights of offset against any of the Released Parties arising out of or in any way connected with the Loan.
9.
Payment of Administrative Agent’s Expenses. Borrowers agree to reimburse Administrative Agent for all reasonable out-of-pocket expenses incurred by Administrative Agent in connection with the drafting, negotiation, execution, and delivery of this Agreement and all related documents, including, without limitation, reasonable attorneys’ fees and costs incurred by Administrative Agent and all fees described in a supplemental fee letter executed by Borrowers and Administrative Agent in connection herewith.
10.
Effect on Loan Documents. This Agreement shall be sufficient to serve as an amendment to all of the Loan Documents, as appropriate. This Agreement supersedes and shall control over any inconsistent provisions of the Loan Documents, or any previous extensions or other amendments of the Loan Documents. Except as amended herein, the Loan Documents shall remain in full force and effect as written, and the provisions of the Loan Documents shall remain unaffected, unchanged, and unimpaired hereby.
11.
Authorization/Binding Effect. Borrowers and Guarantors warrant and represent that the execution and delivery of this Agreement by such party was duly authorized by all individuals or entities whose authorization was required for this Agreement to be effective. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.
12.
Applicable Law. This Agreement shall be construed in all respects and enforced according to the laws of the State of Illinois, without regard to that state’s choice of law rules.

13.
Counterparts. The parties may execute this Agreement in any number of counterparts, each of which shall be deemed an original instrument but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, New Borrowers, Existing Borrowers, Guarantors, Administrative Agent, and the Banks have caused this Agreement to be duly executed and delivered as of the date first above written.

NEW BORROWERS:

SST VI 11203 N US HWY 301, LLC, and
SST VI 10030 EW PAPPY RD, LLC,
each a Delaware limited liability company

By: Strategic Storage Trust VI, Inc.,
a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

EXISTING BORROWERS:

SST VI 4836 SE POWELL BLVD, LLC,
SST VI 401 BELLEVUE RD, LLC,
SST VI 1723 WOODBOURNE RD, LLC,
SST VI 12220 E RIGGS RD, LLC
SST VI 16600 SE 18TH ST, LLC,
SST VI 6424 14TH ST W, LLC,
SST VI 2200 CORAL HILLS RD, LLC,
SST VI 4715 E BASELINE RD, LLC,
SST VI 4730 E BASELINE RD, LLC, and
SST VI 11658 W BELL RD, LLC,
each a Delaware limited liability company

By: Strategic Storage Trust VI, Inc.,
a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

Signatures continue on the next page

GUARANTORS:

STRATEGIC STORAGE TRUST VI, INC.,
a Maryland corporation

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

STRATEGIC STORAGE OPERATING PARTNERSHIP VI, L.P.,
a Delaware limited partnership

By: Strategic Storage Trust VI, Inc.,
a Maryland corporation, its General Partner

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

Signatures continue on the next page

ADMINISTRATIVE AGENT:

THE HUNTINGTON NATIONAL BANK

By: /s/ Mikal Christopherson
Mikal Christopherson, Senior Vice President

BANKS:

THE HUNTINGTON NATIONAL BANK

By: /s/ Mikal Christopherson
Mikal Christopherson, Senior Vice President

Signatures continue on the next page

FLAGSTAR BANK, N.A.,
a national banking association

By: /s/ Mark A. Monstwil
Mark A. Monstwil, Vice President

End of signatures